UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BJ’S RESTAURANTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

BJS VOTE + Online Go to www.investorvote.com/BJRI or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:00 p.m., Pacific Time, on June 10, 2026 Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the BJ’s Restaurants, Inc. Shareholder Meeting to be Held on June 11, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.investorvote.com/BJRIEasy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/BJRI. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 1, 2026 to facilitate timely delivery. 2 N O T + 049DOA

Shareholder Meeting Notice BJ’s Restaurants, Inc.’s Annual Meeting of Shareholders will be held on Thursday, June 11, 2026, at BJ’s Restaurants, Inc., 7755 Center Ave., 4th Floor, Huntington Beach, CA 92647, at 9:00 a.m. Pacific Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2-3: 1. 2. 3. Election of Directors: 01 - BINA CHAURASIA 02 - JAMES A. DAL POZZO 03 - NOAH A. ELBOGEN 04 - LEA ANNE S. OTTINGER 05 - C. BRADFORD RICHMOND 06 - JULIUS W. ROBINSON, JR. 07 - JANET M. SHERLOCK 08 - LYLE D. TICK Approval, on an advisory and non-binding basis, of the compensation of named executive officers. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2026. NOTE: In their discretion, the Proxy Holder(s) are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, to the extent authorized by Rule 14a-4 promulgated by the Securities and Exchange Commission. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/BJRI. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials BJ’s Restaurants, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 1, 2026.